UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22576

Ranger Funds Investment Trust

 (Exact Name of Registrant as Specified in Charter)

200 Crescent Court

Suite 1450

Dallas, TX 75201

(Address of Principal Executive Offices)(Zip Code)

National Corporate Research, Ltd.

615 South DuPont Highway

Dover, Delaware 19901

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Registrant’s Telephone Number, including Area Code:  (214) 871-5200

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

RANGER FUNDS INVESTMENT TRUST

Ranger Small Cap Fund

Institutional Class (RFISX)

 Ranger Micro Cap Fund

Institutional Class (RFIMX)

ANNUAL REPORT

July 31, 2023

This material must be preceded or accompanied by a prospectus.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER

JULY 31, 2023 (UNAUDITED)

Dear Ranger Small Cap Fund Shareholder,

Investment Technique of the Adviser

The Adviser’s disciplined, consistent approach to both security selection and risk management seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The Investment Team aims to preserve and grow capital by investing in quality businesses at compelling valuations. Our belief in high-conviction, high concentration investing, based on fundamental, bottom-up, company-by-company research drives every decision the Investment Team makes. In addition to an extensive quantitative analysis, careful consideration is given to qualitative analysis and judgment of the management team, accounting practices, governance and the company's competitive advantage. Once these quantitative and qualitative characteristics are thoroughly analyzed, the Investment Team then determines whether a company is undervalued and has sufficient upside to the stock price to warrant an investment. The Adviser’s security selection universe for the Small Cap Fund includes companies which trade on major U.S. exchanges and at the time of purchase are within the capitalization range of issuers represented within the Russell 2000 Growth Index.

At the outset of research, the most basic understanding of a company’s business activities, financial performance and growth initiatives is gathered through the U.S. Securities & Exchange Commission (“SEC”) filings, earnings report transcripts and recordings, investor presentations and other public information available on a company’s website. From this initial examination, the process shifts focus to the fundamental inner workings of the company’s business model. Beginning with the income statement analysis, primary considerations center on the components and drivers of revenue growth, gross and operating margin variability, non-operating items (such as interest, depreciation, amortization and taxes) and earnings.

When assessing top line growth and visibility, the Investment Team evaluates a company’s backlog, deferred revenue and market demand for its products and/or services. Fixed and variable cost review helps understand management’s flexibility and control points to maintain consistent margins. Expanding margins are desirable, however excessively high margins warrant further evaluation as they tend to attract increasing competition. Revenue and margin analysis lead to internally generated earnings estimates, which are then compared to Wall Street expectations. A company’s revenue and earnings growth rates are evaluated relative to competitors and to comparable companies in the Funds. Tax rates are also examined to account for potential operating loss carry forwards that could reduce a company’s actual cash taxes for quarters or years. In these cases, the Investment Team tax-adjusts a company’s earnings to effectively compare the company to its peers. Finally, fully-diluted share count is an important consideration, particularly with the wide variety of capital funding options available to small and micro cap companies. In today’s market, the proliferation of Special Purpose Acquisition Company (“SPACs”), which bring significant dilutive warrants, must be scrutinized.

Balance sheet considerations are also core to the process. The Investment Team evaluates the capital structure to determine whether there are securities (convertible debt, preferred stock, warrants, Private Investment Public Equities (“PIPES), etc.) that are dilutive or disadvantageous to equity holders. The Team seeks to identify companies that are self-financing with low levels of debt that can generate good returns on equity and invested capital, which at a minimum exceed the company’s cost of capital. In addition, proper accounting practices are of paramount importance, particularly in more asset intensive industries.

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RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2023 (UNAUDITED)

Considerable attention is also paid to a company’s free cash flow generation as part of a free cash flow (FCF”) yield analysis and cash flow generation relative to peers. The cash conversion cycle, which incorporates the entire process of converting investment in inventory to sales, the collection of receivables to payment of operating obligations, is central to this deep accounting analysis of how effectively a company operates. Particular attention is paid to comparative cash conversion efficiency versus peer companies.

To further ensure that financial data is appropriately analyzed, the Team’s Manager of Sustainable Investing & Risk Analysis utilizes proprietary models to analyze the strength and weakness of historical financial data.

The analyst builds detailed models for each company being considered for investment. Financial models differ by industry and are based on the specific metrics that drive a company’s business. The projection period for each analysis is dependent on the visibility of each company’s revenue and earnings. The Team compared the model to Wall Street estimates to determine whether a compelling investment opportunity exists.

Management meetings are an important part of the investment process and are typically a prerequisite for investment. The main points of contact are the C-Suite, and the Investment Team seek other contacts as it adds value. The Investment Team incorporates visits to company facilities as part of the due diligence process. These on-site visits provide valuable insight into the breadth of operational management and corporate culture.

Part of the Adviser’s engagement with management centers on ESG-related topics. Prior to engagement, the Investment Team considers the material environmental, social, and governance (“ESG”) factors applicable to the company. Questions posed to management and board members include how various ESG risks are managed, what policies are in place to address specific risks, discussions of any ESG-related controversies or opportunities, and management’s overall approach to ESG. Materiality of these factors is informed by Sustainability Accounting Standards Board (“SASB’s”) Materiality Map and confirmed by management. The Team also engages in discussions with a company’s competitors, suppliers, and/or customers to glean additional information on the company that may not be evident through discussions with management.

A critical component of the stock selection process is determining the fair market value of each potential investment as well as the appropriate time to add a position to the portfolio. The Adviser’s approach looks equally at absolute and relative valuation comparisons as part of the vetting process. A variety of methodologies are utilized by the Team to value companies such as: absolute and relative Price to Equity (“P/E”) and Price to Cash Flow (“P/CF”) ratios, P/E and P/CF relative to growth rate, Enterprise Value (“EV”) / Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), and FCF yield. The measures used largely depend on a company’s industry. Companies trading at attractive valuations are eligible for purchase, while other companies remain on the watch list until their valuation becomes compelling. The most common reason for not purchasing a company is excessive valuation.

A position will be undertaken if the Adviser believes a company is undervalued based on its fundamental growth profile, historical ranges and relative valuation with its peer universe. To further elaborate, the context and content of valuing risk and reward for both a company and sector is ultimately based on historic valuation ranges on both an absolute and relative basis in conjunction with factors such as interest rate levels and credit spreads. Price targets are reviewed on a regular basis and are integrated into the Adviser’s proprietary risk management tools to ensure position and sector sizing is appropriate.

Annual Report | 2

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2023 (UNAUDITED)

Ultimately, the research process is structured to identify the key variables and potential investment catalysts and risks which when taken into full consideration qualify a company for inclusion in the portfolio. Risk identification up front also allows the team to be aware of issues that could compromise the investment thesis and prompts discussion on their significance and likelihood of occurrence.

The Adviser defines risk primarily as a permanent loss of capital. The Team seeks to protect clients against this risk using stock selection and risk management processes. As a long-only firm, the Adviser’s Funds are exposed to unexpected macro-economic or geo-political events that impact U.S. equity markets. The Funds do not employ any hedging practices such as short-selling or investments in options or derivatives. As a result, the Funds are not exposed to any counter-party risk. The Adviser seeks to mitigate risk by utilizing: 1) a disciplined security selection process, 2) proprietary risk management tools, and 3) risk parameters for industry and position weightings. As small growth investors with a fundamental, bottom-up approach, the Adviser knows that there are inherent risks associated with changes that can occur and quickly impact the results and performance of the Adviser’s holdings.

Fund Performance and Market Environment

The market environment entering the Small Cap Fund’s fiscal year, beginning August 1, 2022, was a tenuous one as the first half of 2022 saw some of the weakest stock market performance in many years.  The Russell 2000 Growth index was down 22% through the first seven months of the year as the markets came around to the idea that the Federal Reserve (the “Fed”) needed to more aggressively raise rates to rein in inflation.

The era of quantitative easing and free money reached an apex in the monetary policy response to COVID-19. There is little doubt that 2022’s inflation problems resulted from those decisions, with the Fed then being forced to acknowledge loose monetary policy went too far.

Over the prior fourteen years, easy monetary policy increasingly emboldened the funding of speculative business models. This period was emblemized by financially rewarding (via funding and market appreciation) the highest growth companies whose main financial objective was to grow revenues as fast as possible without the need to generate positive cash flow or earnings. Almost any company can grow market share if given enough cheap capital to buy it.

From August 1, 2022 through year-end, the Small Cap Fund underperformed, which we attribute to multiple drivers. In the third quarter, stocks with negative earnings and negative Return on Equities outperformed, led by non-earning biotech which was up 19% in the quarter. In the fourth quarter, stock specific news events by three holdings changed the investment thesis on each of them, resulting in their sale. Additionally, holdings which previously performed well in the prior quarter and year-to-date were pressured.

In the end, the small market bounce near year-end provided little solace, as absolute returns for the full year 2022 were difficult across all asset classes, but most particularly for growth equities.  The year was painfully distinguished by the market’s worst stock performance since the financial crisis. Soaring inflation ended the party as the process of reaching positive real interest rates meant going through a period of resetting the fair value of assets.  The surge in interest rates took its toll as the Fed moved from an expected gradual glidepath of interest rate normalization to resetting the goalposts at each meeting to a level four times higher than original guidance. The result of this abrupt policy change was the aforementioned valuation reset.

Annual Report | 3

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2023 (UNAUDITED)

Entering 2023 there were many open questions as to inflation, rate normalization, corporate earnings, potential recession and whether fundamentals would continue to take a back seat.  The year began with strong economic news and hotter than expected inflation reports only to be followed in March by financial system distress and the second biggest bank failure since 2008. Thus, the Fed found itself in a complicated situation with two unappealing options:  continue to raise interest rates to battle inflation and risk additional financial system distress or pause/cut rates to stem financial system distress and watch inflation continue to run hot. Neither option was ideal, and both ultimately could lead to a severe recession.

The Fed’s top priority remained fighting inflation even if it resulted in collateral damage in the form of struggling stocks and collapsing banks. The Fed’s rate raising campaign has been the most aggressive rate path we have seen in the last 40 years and the effects are starting to show. Inflation has moderated but still remains well above the Fed’s stated target rate of 2%.

Tighter financial conditions caused subsequent stresses in the banking system as represented by the collapse of Silicon Valley Bank (SVB), Signature Bank and Credit Suisse. The rapidity of these banks’ demise created heightened questions and concerns about the financial stability of the U.S. banking system.    Perhaps a bit remarkably, the collateral damage from the Fed’s fight on inflation has thus far been relatively well contained.  And though high yield spreads widened somewhat, they did not reach levels reflective of more extreme, pervasive concern.

The failure of SVB led to a meaningful change in market behavior as the equity market rallied after the initial dislocation. This change in behavior, while striking, was somewhat narrow and driven mostly by large cap technology stocks. By the middle of 2023 the top five stocks in the S&P 500 were up an astounding 60% year to date while the rest of the S&P 500 was only up 6%.

The Russell 2000 Growth index did participate in the equity rally recording a 14% increase in the first half of the year which slightly lagged the overall S&P 500 performance.  During this period the Small Cap Fund outperformed the Russell 2000 Growth index, though performance varied as the year progressed.

Portfolio performance in the first quarter of the year benefited from positioning in high quality companies as profitable companies outperformed unprofitable companies by over 300 basis points. Interestingly, companies with the highest operating margin and revenue growth underperformed as investors voted they are skeptical of these companies and their ability to generate above level topline growth and maintain peak margins in the face of rising interest rates and slowing economic activity. With no large move in high yield credit spreads, companies in the highest debt/equity quintile outperformed. Valuation factors demonstrated underperformance by companies with negative value in earnings and cashflow as well as companies in the lowest valuation price/earnings and price/cashflow.

In the second quarter and July of 2023, portfolio performance was challenged by the rally in more speculative stocks as demonstrated by high beta leadership. Non-earning companies outperformed those with positive earnings as well as the benchmark. In addition, the highest revenue growth stocks generated the highest returns during the period. While these metrics can be viewed partly as a proxy for the technology sector rally, non-earning pharma and biotech stocks also generated strong returns. Valuation factors validated the speculative leadership as the most expensive stocks based on multiple valuation criteria outperformed.

For the full fiscal year ended July 31, 2023, the Small Cap Fund (RFISX) returned 7.8% net of fees, while its benchmark, the Russell 2000 Growth index, returned 11.6%, resulting in 380 basis points of relative underperformance.  The factor analysis over the fiscal year time period showed a mixed

Annual Report | 4

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2023 (UNAUDITED)

picture with some quality metrics underperforming and some outperforming.  Companies in the two highest return on equity quintiles were the strongest performers returning 24.3% and 14.6%.  Yet those companies with higher free cash flow yield outperformed (15.1% and 14.8% in the highest quintiles).  Non-earning companies represented 32% of the Russell 2000 Growth index and underperformed companies with positive earnings, 9.3% versus 12.7%.

Looking at the performance of the Small Cap Fund on a sector basis, the consumer discretionary industry provided strong outperformance relative to its index component with basic materials and energy providing modest relative outperformance.  The largest detractor on a relative basis was industrials, with health care, consumer staples, utilities, technology and financials also underperforming their index components.

Most of the uptick in equities seen in this last fiscal year was the result of multiple expansion rather than earnings growth; it remains to be seen whether higher rates will lead to lower revenues, margins or earnings this year.  So far, analysts assume that earnings as measured by the S&P 500 will continue to grow in the second half. While this remains a possibility, the setup is challenging as higher interest rates and labor costs will likely weigh on margins going forward, and the foreboding inverted yield curve looms over most market practitioners.

To the question of economic activity, while it’s clear that the Fed’s policies are beginning to have their intended effect, more work remains. The real Fed Funds rate is now in positive territory, which we believe should begin to result in slower growth. In addition, while still at low levels, initial jobless claims have begun to creep higher.  That said, unemployment figures need to increase significantly enough to impair consumer spending and convince the Fed that policy effects have resulted in conditions that give confidence in achieving inflation targets. Strong payrolls data in July shows that monthly data will be uncertain, that additional rate increases are possible and that the Fed will remain committed to seeing more complete evidence. While this combination of factors could result in more muted returns in the back half of the year, we also believe that this represents an environment where quality growth companies across a wider group of sectors have the potential to outperform as domestic manufacturing spending experiences a renaissance.

Lastly, small cap valuation metrics are at historically attractive levels relative to large cap valuation measures which are at or near peak levels.  This may bring some renewed attention to the small cap segment of the equity market.

Best regards,

Conrad Doenges

         Andrew Hill

           Joseph LaBate

               Brown McCullough

CIO & Portfolio Manager    Portfolio Manager        Portfolio Manager           Portfolio Manager

Annual Report | 5

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER

JULY 31, 2023 (UNAUDITED)

Dear Ranger Micro Cap Fund Shareholder,

Investment Technique of the Adviser

The Adviser’s disciplined, consistent approach to both security selection and risk management seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The Investment Team aims to preserve and grow capital by investing in quality businesses at compelling valuations. Our belief in high-conviction, high concentration investing, based on fundamental, bottom-up, company-by-company research drives every decision the Investment Team makes. In addition to an extensive quantitative analysis, careful consideration is given to qualitative analysis and judgment of the management team, accounting practices, governance and the company's competitive advantage. Once these quantitative and qualitative characteristics are thoroughly analyzed, the Investment Team then determines whether a company is undervalued and has sufficient upside to the stock price to warrant an investment. The Adviser’s security selection universe for the Micro Cap Fund includes companies which trade on major U.S. exchanges and at the time of purchase are within the capitalization range of issuers represented within the Russell Microcap Growth Index.

At the outset of research, the most basic understanding of a company’s business activities, financial performance and growth initiatives is gathered through the U.S. Securities & Exchange Commission (“SEC”) filings, earnings report transcripts and recordings, investor presentations and other public information available on a company’s website. From this initial examination, the process shifts focus to the fundamental inner workings of the company’s business model. Beginning with the income statement analysis, primary considerations center on the components and drivers of revenue growth, gross and operating margin variability, non-operating items (such as interest, depreciation, amortization and taxes) and earnings.

When assessing top line growth and visibility, the Investment Team evaluates a company’s backlog, deferred revenue and market demand for its products and/or services. Fixed and variable cost review helps understand management’s flexibility and control points to maintain consistent margins. Expanding margins are desirable, however excessively high margins warrant further evaluation as they tend to attract increasing competition. Revenue and margin analysis lead to internally generated earnings estimates, which are then compared to Wall Street expectations. A company’s revenue and earnings growth rates are evaluated relative to competitors and to comparable companies in the Funds. Tax rates are also examined to account for potential operating loss carry forwards that could reduce a company’s actual cash taxes for quarters or years. In these cases, the Investment Team tax-adjusts a company’s earnings to effectively compare the company to its peers. Finally, fully-diluted share count is an important consideration, particularly with the wide variety of capital funding options available to small and micro cap companies. In today’s market, the proliferation of Special Purpose Acquisition Company (“SPACs”), which bring significant dilutive warrants, must be scrutinized.

Balance sheet considerations are also core to the process. The Investment Team evaluates the capital structure to determine whether there are securities (convertible debt, preferred stock, warrants, Private Investment Public Equities (“PIPES), etc.) that are dilutive or disadvantageous to equity holders. The Team seeks to identify companies that are self-financing with low levels of debt that can generate good returns on equity and invested capital, which at a minimum exceed the company’s cost of capital. In addition, proper accounting practices are of paramount importance, particularly in more asset intensive industries.

Considerable attention is also paid to a company’s free cash flow generation as part of a free cash flow (“FCF”) yield analysis and cash flow generation relative to peers. The cash conversion cycle, which incorporates the entire process of converting investment in inventory to sales, the collection of

Annual Report | 6

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2023 (UNAUDITED)

receivables to payment of operating obligations, is central to this deep accounting analysis of how effectively a company operates. Particular attention is paid to comparative cash conversion efficiency versus peer companies.

To further ensure that financial data is appropriately analyzed, the Team’s Manager of Sustainable Investing & Risk Analysis utilizes proprietary models to analyze the strength and weakness of historical financial data.

The analyst builds detailed models for each company being considered for investment. Financial models differ by industry and are based on the specific metrics that drive a company’s business. The projection period for each analysis is dependent on the visibility of each company’s revenue and earnings. The Team compared the model to Wall Street estimates to determine whether a compelling investment opportunity exists.

Management meetings are an important part of the investment process and are typically a prerequisite for investment. The main points of contact are the C-Suite, and the Investment Team seek other contacts as it adds value. The Investment Team incorporates visits to company facilities as part of the due diligence process. These on-site visits provide valuable insight into the breadth of operational management and corporate culture.

Part of the Adviser’s engagement with management centers on ESG-related topics. Prior to engagement, the Investment Team considers the material environmental, social, and governance (“ESG”) factors applicable to the company. Questions posed to management and board members include how various ESG risks are managed, what policies are in place to address specific risks, discussions of any ESG-related controversies or opportunities, and management’s overall approach to ESG. Materiality of these factors is informed by Sustainability Accounting Standards Board (“SASB’s”) Materiality Map and confirmed by management. The Team also engages in discussions with a company’s competitors, suppliers, and/or customers to glean additional information on the company that may not be evident through discussions with management.

A critical component of the stock selection process is determining the fair market value of each potential investment as well as the appropriate time to add a position to the portfolio. The Adviser’s approach looks equally at absolute and relative valuation comparisons as part of the vetting process. A variety of methodologies are utilized by the Team to value companies such as: absolute and relative Price to Equity (“P/E”) and Price to Cash Flow (“P/CF”) ratios, P/E and P/CF relative to growth rate, Enterprise Value (“EV”) / Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), and FCF yield. The measures used largely depend on a company’s industry. Companies trading at attractive valuations are eligible for purchase, while other companies remain on the watch list until their valuation becomes compelling. The most common reason for not purchasing a company is excessive valuation.

A position will be undertaken if the Adviser believes a company is undervalued based on its fundamental growth profile, historical ranges and relative valuation with its peer universe. To further elaborate, the context and content of valuing risk and reward for both a company and sector is ultimately based on historic valuation ranges on both an absolute and relative basis in conjunction with factors such as interest rate levels and credit spreads. Price targets are reviewed on a regular basis and are integrated into the Adviser’s proprietary risk management tools to ensure position and sector sizing is appropriate.

Ultimately, the research process is structured to identify the key variables and potential investment catalysts and risks which when taken into full consideration qualify a company for inclusion in the portfolio. Risk identification up front also allows the team to be aware of issues that could

Annual Report | 7

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2023 (UNAUDITED)

compromise the investment thesis and prompts discussion on their significance and likelihood of occurrence.

The Adviser defines risk primarily as a permanent loss of capital. The Team seeks to protect clients against this risk using stock selection and risk management processes. As a long-only firm, the Adviser’s Funds are exposed to unexpected macro-economic or geo-political events that impact U.S. equity markets. The Funds do not employ any hedging practices such as short-selling or investments in options or derivatives. As a result, the Funds are not exposed to any counter-party risk. The Adviser seeks to mitigate risk by utilizing: 1) a disciplined security selection process, 2) proprietary risk management tools, and 3) risk parameters for industry and position weightings. As micro cap growth investors with a fundamental, bottom-up approach, the Adviser knows that there are inherent risks associated with changes that can occur and quickly impact the results and performance of the Adviser’s holdings.

Fund Performance and Market Environment

The market environment entering the Micro Cap Fund’s fiscal year, beginning August 1, 2022, was a tenuous one as the first half of 2022 saw some of the weakest stock market performance in many years.  The Russell Micro Cap Growth index was down 26% through the first seven months of 2022 as the markets came around to the idea that the Federal Reserve (“Fed”) needed to more aggressively raise rates to rein in inflation.

The era of quantitative easing and free money reached an apex in the monetary policy response to COVID-19. There is little doubt that 2022’s inflation problems resulted from those decisions, with the Fed then being forced to acknowledge loose monetary policy went too far.

Over the prior fourteen years, easy monetary policy increasingly emboldened the funding of speculative business models. This period was emblemized by financially rewarding (via funding and market appreciation) the highest growth companies whose main financial objective was to grow revenues as fast as possible without the need to generate positive cash flow or earnings. Almost any company can grow market share if given enough cheap capital to buy it.

In the end, the small market bounce near year-end provided little solace, as absolute returns for the full year 2022 were difficult across all asset classes, but most particularly for growth equities.  The year was painfully distinguished by the market’s worst stock performance since the financial crisis. Soaring inflation ended the party as the process of reaching positive real interest rates meant going through a period resetting the fair value of assets.  The surge in interest rates took its toll as the Fed moved from an expected gradual glidepath of interest rate normalization to resetting the goalposts at each meeting to a level four times higher than original guidance. The result of this abrupt policy change was the aforementioned valuation reset.

Entering 2023 there were many open questions as to inflation, rate normalization, corporate earnings, potential recession and whether fundamentals would continue to take a back seat.  The year began with strong economic news and hotter than expected inflation reports only to be followed in March by financial system distress and the second biggest bank failure since 2008. Thus, the Fed found itself in a complicated situation with two unappealing options:  continue to raise interest rates to battle inflation and risk additional financial system distress or pause/cut rates to stem financial system distress and watch inflation continue to run hot. Neither option was ideal, and both ultimately could lead to a severe recession.

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RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2023 (UNAUDITED)

The Fed’s top priority remained fighting inflation even if it resulted in collateral damage in the form of struggling stocks and collapsing banks. The Fed’s rate raising campaign has been the most aggressive rate path we have seen in the last 40 years and the effects are starting to show. Inflation has moderated but still remains well above the Fed’s stated target rate of 2%.

Tighter financial conditions caused subsequent stresses in the banking system as represented by the collapse of Silicon Valley Bank (SVB), Signature Bank and Credit Suisse. The rapidity of these banks’ demise created heightened questions and concerns about the financial stability of the U.S. banking system.    Perhaps a bit remarkably, the collateral damage from the Fed’s fight on inflation has thus far been relatively well contained.  And though high yield spreads widened somewhat, they did not reach levels reflective of more extreme, pervasive concern.

The failure of SVB led to a meaningful change in market behavior as the equity market rallied after the initial dislocation. This change in behavior, while striking, was somewhat narrow and driven mostly by large cap technology stocks. By the middle of 2023 the top five stocks in the S&P 500 were up an astounding 60% year to date while the rest of the S&P 500 was only up 6%.

The Russell Micro Cap Growth index participated in the equity rally recording a 7% increase in the first half of 2023 which lagged the Russell 2000 Growth and overall S&P 500 performance.  Portfolio performance year-to-date in 2023 has benefited from positioning in high quality companies. In the first three months of the year, factor analysis demonstrated that profitable companies outperformed unprofitable companies by over 270 basis points. Companies with the highest operating margin and revenue growth underperformed again as investors voted they are skeptical of these companies and their ability to generate above level topline growth and maintain peak margin in the face of rising interest rates and slowing economic activity. With no large move in high yield credit spreads, companies in the highest debt/equity quintile outperformed. Valuation factors demonstrated underperformance by companies with negative value in earnings and cashflow as well as companies in the lowest valuation price/earnings and price/ cashflow quintiles.

After the first quarter there was a reversal in the factors that drove performance as unprofitable companies outperformed profitable companies and the highest revenue growth quintile generated the highest returns during the last several months.  Another feature of this period was that the most highly valued stocks, as measured by sales and cash flow multiples, also generated the highest returns. Despite this change in market leadership, the Fund’s performance benefited from particularly strong stock selection.

For the full fiscal year ended July 31, 2023, the Micro Cap Fund (RFIMX) returned 15.9% net of fees, while its benchmark, the Russell Micro Cap Growth index, returned just 2.3%, resulting in 1360 basis points of relative outperformance.  The factor analysis over the fiscal year time period showed a mixed picture with some quality metrics underperforming and some outperforming.

Non-earning companies represented 50% of the Russell Microcap Growth index and underperformed companies with positive earnings, (1.7%) versus 6.6%.  The size factor for the full fiscal year saw outperformance by the largest companies.

Looking at the performance of the Micro Cap Fund on a sector basis, the consumer discretionary industry provided strong outperformance relative to its index component.  Energy and consumer staples also saw relative outperformance followed by a modest contribution from telecommunications.  The largest detractor on a relative basis was financials, with health care, industrials, utilities and technology providing modest underperformance relative to their index components.

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RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2023 (UNAUDITED)

Most of the uptick in equities seen in this last fiscal year was the result of multiple expansion rather than earnings growth; it remains to be seen whether higher rates will lead to lower revenues, margins or earnings this year. So far, analysts assume that earnings as measured by the S&P 500 will continue to grow in the second half. While this remains a possibility, the setup is challenging as higher interest rates and labor costs will likely weigh on margins going forward, and the foreboding inverted yield curve looms over most market practitioners.

To the question of economic activity, while it’s clear that the Fed’s policies are beginning to have their intended effect, more work remains. The real Fed Funds rate is now in positive territory, which we believe should begin to result in slower growth. In addition, while still at low levels, initial jobless claims have begun to creep higher.  That said, unemployment figures need to increase significantly enough to impair consumer spending and convince the Fed that policy effects have resulted in conditions that give confidence in achieving inflation targets. Strong payrolls data in July shows that monthly data will be uncertain, that additional rate increases are possible and that the Fed will remain committed to seeing more complete evidence. While this combination of factors could result in more muted returns in the back half of the year, we also believe that this represents an environment where quality growth companies across a wider group of sectors have the potential to outperform as domestic manufacturing spending experiences a renaissance.

Lastly, smaller company valuation metrics are at historically attractive levels relative to large cap valuation measures which are at or near peak levels.  This may bring some renewed attention to the smaller company segment of the equity market.

Best regards,

Conrad Doenges

         Andrew Hill

           Joseph LaBate

               Brown McCullough

CIO & Portfolio Manager    Portfolio Manager        Portfolio Manager           Portfolio Manager

Annual Report | 10

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2023 (UNAUDITED)

Average Annualized Total Returns for the year ended July 31, 2023

	1 Year	5 Years	10 Years	Since Inception *	Ending Value
Ranger Small Cap Fund	7.80%	6.65%	9.35%	11.99%	$955,474
Russell 2000 Growth Index	11.58%	4.82%	8.54%	11.61%	$917,525

Cumulative Performance Comparison of $250,000 Investment Since Inception

Ranger Small Cap Fund
Russell 2000 Growth Index
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
$950,000
$900,000
$850,000
$800,000
$750,000
$700,000
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
Sep-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22
Jul-22
Jan-23
Jul-23

* Inception September 29, 2011

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The figures for the Russell 2000 Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated November 30, 2022 was 1.14% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2023, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 1.40%.

Annual Report | 11

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2023 (UNAUDITED)

Average Annualized Total Returns for the Period ended July 31, 2023

	1 Year	3 Year	5 Year	Since Inception *	Ending Value
Ranger Micro Cap Fund	15.93%	19.98%	13.74%	13.29%	$475,405
Russell Microcap Growth Index	2.30%	0.98%	0.67%	0.28%	$253,660

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception June 6, 2018

This chart assumes an initial investment of $250,000 made on the closing of June 6, 2018 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell Microcap Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated November 30, 2022 was 1.51% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2023, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.50% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 1.88%.

Annual Report | 12

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

JULY 31, 2023 (UNAUDITED)

 FUND PROFILE:

Top Ten Long-Term Portfolio Holdings *	(% of Net Assets)
Texas Roadhouse, Inc.	4.06%
Earthstone Energy, Inc. Class A	3.84%
Medpace Holdings, Inc.	3.37%
Grocery Outlet Holding Corp.	3.32%
WNS Holdings, Ltd. ADR	3.30%
Permian Resources Corp. Class A	3.06%
Workiva, Inc. Class A	2.90%
Conmed Corp.	2.85%
Qualys, Inc.	2.81%
Simulations Plus, Inc.	2.64%
32.15%

Portfolio Allocation	(% of Net Assets)
Common Stocks	96.88%
Short-Term Investment	3.43%
Liabilities Less Other Assets	(0.31)%
100.00%

*Excludes Short-Term Investments.

Annual Report | 13

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

JULY 31, 2023 (UNAUDITED)

   FUND PROFILE:

Top Ten Long-Term Portfolio Holdings *	(% of Net Assets)
Kura Sushi USA, Inc. Class A	6.21%
PDF Solutions, Inc.	5.15%
America's Car-Mart, Inc.	4.98%
UFP Technologies, Inc.	4.69%
I3 Verticals, Inc. Class A	3.87%
LeMaitre Vascular, Inc.	3.51%
NAPCO Security Technologies, Inc.	3.43%
iRadimed Corp.	3.42%
Model N, Inc.	3.22%
Evolution Petroleum Corp., Inc.	3.15%
41.63%

Portfolio Allocation	(% of Net Assets)
Common Stocks	95.86%
Short-Term Investment	4.69%
Liabilities Less Other Assets	(0.55)%
100.00%

*Excludes Short-Term Investment.

Annual Report | 14

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2023

Shares		Value

COMMON STOCKS - 96.88%

Apparel Retailers - 2.53%
8,510	Boot Barn Holdings, Inc. *	$ 799,089

Automotive Retailers - 1.45%
3,840	America's Car-Mart, Inc. *	457,421

Banks - 5.15%
30,357	Home Bancshares, Inc.	737,979
7,356	Triumph Financial, Inc. *	521,614
14,700	Cadence Bank	368,235
		1,627,828
Biotechnology - 5.93%
4,208	Medpace Holdings, Inc. *	1,065,339
38,126	Avid Bioservices, Inc. *	482,675
6,220	ANI Pharmaceuticals, Inc. *	326,861
		1,874,875
Building Materials: Other - 2.86%
1,945	TopBuild Corp. *	532,794
11,950	The AZEK Co., Inc. Class A *	372,840
		905,634
Computer Services - 6.68%
8,720	Workiva, Inc. Class A *	918,129
6,410	Qualys, Inc. *	889,708
5,797	Endava PLC Class A ADR (United Kingdom) *	304,111
		2,111,948
Cosmetics - 2.04%
5,522	e.l.f. Beauty, Inc. *	644,528

Defense - 1.74%
14,510	Mercury Systems, Inc. *	551,090

Electronic Equipment: Control and Filter - 1.17%
9,886	NAPCO Security Technologies, Inc.	370,527

Electronic Equipment: Gauges and Meters - 1.72%
4,224	Mesa Laboratories, Inc.	543,460

Food Products - 1.41%
25,060	Sovos Brands, Inc. *	446,068

Food Retailers and Wholesalers - 3.32%
31,367	Grocery Outlet Holding Corp. *	1,049,226

The accompanying notes are an integral part of these financial statements.

Annual Report | 15

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2023

Shares		Value

Footwear - 0.96%
9,116	Steven Madden, Ltd.	$ 304,292

Gas Distribution - 2.39%
35,590	Excelerate Energy, Inc. Class A	755,220

Gas, Water and Multi-Utilities - 0.80%
23,180	Aris Water Solutions, Inc. Class A	253,358

Health Care Services - 1.26%
4,380	Amedisys, Inc. *	397,879

Health Information Systems - 0.83%
13,540	Certara, Inc. *	263,624

Home Construction - 1.31%
5,966	Skyline Champion Corp. *	415,592

Home Improvement Retailers - 2.26%
4,200	SiteOne Landscape Supply, Inc. *	714,000

Medical Equipment - 4.72%
13,178	LeMaitre Vascular, Inc.	833,245
3,845	Repligen Corp. *	659,648
		1,492,893
Medical Supplies - 3.67%
7,440	Conmed Corp.	900,612
11,168	Neogen Corp. *	258,986
		1,159,598
Men's & Boys' Furnishgs, Work Clothg, & Allied Garments - 0.96%
2,820	Oxford Industries, Inc.	304,137

Motor Vehicles & Passenger Car Bodies - 0.45%
2,308	Federal Signal Corp.	140,996

Oil: Crude Producers - 3.84%
75,908	Earthstone Energy, Inc. Class A *	1,213,010

Oil & Gas E&P - 3.06%
82,893	Permian Resources Corp. Class A	969,019

Perfumes, Cosmetics & Other Toilet Preparations - 1.37%
35,883	Coty, Inc. Class A *	432,031

Professional Business Support Services - 3.30%
15,083	WNS Holdings, Ltd. ADR (India) *	1,042,386

The accompanying notes are an integral part of these financial statements.

Annual Report | 16

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2023

Shares		Value

Restaurants and Bars - 4.06%
11,516	Texas Roadhouse, Inc.	$ 1,284,610

Semiconductors - 1.15%
2,445	Silicon Laboratories, Inc. *	364,647

Services-Home Health Care Services - 2.76%
1,070	Chemed Corp.	557,566
9,300	Option Care Health, Inc. *	314,154
		871,720
Services-Membership Sports & Recreation Clubs - 1.80%
44,414	OneSpaWorld Holdings Ltd. (Bahamas) *	570,498

Services-Prepackaged Software - 0.96%
3,577	Guidewire Software, Inc. *	303,401

Software - 9.79%
16,758	Simulations Plus, Inc.	834,548
15,910	DoubleVerify Holdings, Inc. *	669,811
3,221	AppFolio, Inc. Class A *	581,680
10,696	Pegasystems, Inc.	564,214
13,376	Model N, Inc. *	445,688
		3,095,941
Specialty Chemicals - 0.97%
1,530	Quaker Chemical Corp.	306,581

Transaction Processing Services - 2.43%
52,410	Repay Holdings Corp. Class A *	437,624
13,308	i3 Verticals, Inc. Class A *	332,833
		770,457
Trucking - 2.07%
1,550	SAIA, Inc. *	655,867

Waste and Disposal Services - 2.47%
9,700	Casella Waste Systems, Inc. Class A *	782,693

Wholesale-Machinery, Equipment & Supplies - 1.24%
26,100	AerSale Corp. *	391,761

TOTAL FOR COMMON STOCKS (Cost $28,284,686) - 96.88%		30,637,905

The accompanying notes are an integral part of these financial statements.

Annual Report | 17

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2023

Shares		Value

SHORT-TERM INVESTMENT - 3.43%
1,085,344	First American Government Obligation Fund - Class Z 5.20% ** (Cost $1,085,344)	$ 1,085,344

TOTAL INVESTMENTS (Cost $29,370,030) - 100.31%		31,723,249

LIABILITIES LESS OTHER ASSETS - (0.31)%		(98,951)

NET ASSETS - 100.00%		$ 31,624,298

ADR - American Depositary Receipts.

* Non-income producing securities during the period.

** The rate shown represents the yield at July 31, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report | 18

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2023

Shares		Value

COMMON STOCKS - 95.86%

Apparel Retailers - 2.48%
1,840	Boot Barn Holdings, Inc. *	$ 172,776

Auto Parts - 2.07%
7,053	Stoneridge, Inc. *	144,163

Banks - 6.40%
8,100	Business First Bancshares, Inc.	165,645
3,610	Metropolitan Bank Holding Corp. *	163,497
1,655	Triumph Financial, Inc. *	117,356
		446,498
Biotechnology - 5.45%
3,752	ANI Pharmaceuticals, Inc. *	197,168
14,427	Avid Bioservices, Inc. *	182,646
		379,814
Cosmetics - 1.52%
906	e.l.f. Beauty, Inc. *	105,748

Electronic Equipment: Control and Filter - 3.43%
6,375	NAPCO Security Technologies, Inc.	238,935

Electronic Equipment: Gauges and Meters -1.60%
869	Mesa Laboratories, Inc.	111,806

Electronic Equipment: Other - 2.55%
4,578	Allied Motion Technologies, Inc.	178,084

Food Producers - 1.43%
5,595	Sovos Brands, Inc. *	99,591

Gas, Water & Multi-Utilities - 1.27%
8,118	Aris Water Solutions, Inc. Class A	88,730

Home Construction - 1.05%
1,300	Green Brick Partners, Inc. *	73,476

Medical Equipment - 11.90%
3,874	LeMaitre Vascular, Inc.	244,953
5,425	iRadimed Corp.	238,320
16,840	InfuSystem Holdings, Inc. *	173,789
8,704	BioLife Solutions, Inc. *	173,035
		830,097

The accompanying notes are an integral part of these financial statements.

Annual Report | 19

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2023

Shares		Value

Medical Supplies - 7.37%
1,679	UFP Technologies, Inc. *	$ 326,843
1,905	Utah Medical Products, Inc.	187,319
		514,162
Men's & Boys' Furnishgs, Work Clothg, & Allied Garments - 0.93%
600	Oxford Industries, Inc.	64,710

Oil: Crude Producers - 4.87%
23,530	Evolution Petroleum Corp., Inc.	219,770
3,340	SilverBow Resources, Inc. *	119,605
		339,375
Oil: Equipment and Services - 1.43%
3,840	Dril-Quip, Inc. *	99,418

Restaurants and Bars - 6.21%
4,350	Kura Sushi USA, Inc. Class A *	432,868

Semiconductors & Related Devices - 1.48%
1,300	NVE Corp.	102,973

Services-Membership Sports & Recreation Clubs - 2.98%
16,205	OneSpaWorld Holdings Ltd. (Bahamas) *	208,153

Software - 16.91%
7,810	PDF Solutions, Inc. *	359,182
6,744	Model N, Inc. *	224,710
4,201	Simulations Plus, Inc. *	209,210
16,440	Mitek Systems, Inc. *	167,852
11,766	American Software, Inc. Class A	135,662
13,910	CI&T, Inc. Class A *	82,904
		1,179,520
Specialty Retailers - 4.98%
2,917	America's Car-Mart, Inc. *	347,473

Telecommunications Equipment - 0.74%
18,539	Genasys, Inc. *	51,724

Transaction Processing Services - 5.59%
10,796	I3 Verticals, Inc. Class A *	270,008
14,310	Repay Holdings Corp. Class A *	119,488
		389,496
Wholesale-Machinery, Equipment & Supplies - 1.22%
5,690	AerSale Corp. *	85,407

TOTAL FOR COMMON STOCKS (Cost $5,986,461) - 95.86%		6,684,997

The accompanying notes are an integral part of these financial statements.

Annual Report | 20

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2023

Shares		Value

SHORT-TERM INVESTMENT - 4.69%

327,064	First American Government Obligation Fund - Class Z 5.20% ** (Cost $327,064)	$ 327,064

TOTAL INVESTMENTS (Cost $6,313,525) - 100.55%		7,012,061

LIABILITIES LESS OTHER ASSETS - (0.55)%		(38,284)

NET ASSETS - 100.00%		$ 6,973,777

* Non-income producing securities during the period.

** The rate shown represents the yield at July 31, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report | 21

RANGER FUNDS INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JULY 31, 2023

The accompanying notes are an integral part of these financial statements.

Annual Report | 22

RANGER FUNDS INVESTMENT TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2023

The accompanying notes are an integral part of these financial statements.

Annual Report | 23

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 24

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 25

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR.

Years Ended				
	7/31/2023	7/31/2022	7/31/2021	7/31/2020	7/31/2019
Net Asset Value, At Beginning of Year	$ 17.31	$ 24.20	$ 18.33	$ 17.87	$ 19.68
Income (Loss) From Investment Operations:					
Net Investment Loss *	(0.07)	(0.12)	(0.17)	(0.11)	(0.08)
Net Gain (Loss) On Securities (Realized And Unrealized)	1.30	(4.49)	7.47	1.68	0.55
Total From Investment Operations	1.23	(4.61)	7.30	1.57	0.47
Distributions:					
Realized Gains	(0.57)	(2.28)	(1.43)	(1.11)	(2.28)
Total From Distributions	(0.57)	(2.28)	(1.43)	(1.11)	(2.28)
Net Asset Value, At End Of Year	$ 17.97	$ 17.31	$ 24.20	$ 18.33	$ 17.87
Total Return **	7.80%	(21.29)%	40.81%	9.26%	5.70%
Ratios/Supplemental Data:					
Net Assets At End Of Year (Thousands)	$ 31,624	$ 33,104	$ 41,688	$ 25,375	$ 25,841
Before Waivers					
Ratio Of Expenses To Average Net Assets	1.49% (a)	1.40% (a)	1.40% (a)	1.42%	1.39%
After Waivers					
Ratio Of Expenses To Average Net Assets	1.15% (a) (b)	1.14% (b)	1.11% (b)	1.10%	1.10%
Ratio Of Net Investment Loss To Average Net Assets	(0.43)% (a)	(0.57)%	(0.80)%	(0.66)%	(0.47)%
Portfolio Turnover	59.26%	31.38%	42.49%	58.92%	67.07%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

(a) Expenses before waivers (excluding shareholder servicing fees of 0.06%, 0.04% and 0.01%) was 1.44%, 1.36% and 1.39%, for the years ended July 31, 2023, 2022 and 2021, respectively.

(b) Expenses after waivers (excluding shareholder servicing fees of 0.06%, 0.04% and 0.01%) was 1.10%, 1.10% and 1.10%, for the years ended July 31, 2023, 2022 and 2021, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report | 26

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR.

Years Ended				
	7/31/2023	7/31/2022	7/31/2021	7/31/2020	7/31/2019
Net Asset Value, At Beginning of Year	$ 9.53	$ 19.42	$ 10.97	$ 10.45	$ 9.99
Income (Loss) From Investment Operations:					
Net Investment Loss *	(0.04)	(0.09)	(0.15)	(0.09)	(0.10)
Net Gain (Loss) On Securities (Realized And Unrealized)	0.78	(1.35)	8.60	0.61	0.59
Total From Investment Operations	0.74	(1.44)	8.45	0.52	0.49
Distributions:					
Realized Gains	(2.87)	(8.45)	-	-	(0.03)
Total From Distributions	(2.87)	(8.45)	-	-	(0.03)
Net Asset Value, At End Of Year	$ 7.40	$ 9.53	$ 19.42	$ 10.97	$ 10.45
Total Return **	15.93%	(15.84)%	77.03%	4.98%	4.99%
Ratios/Supplemental Data:					
Net Assets At End Of Year (Thousands)	$ 6,974	$ 13,628	$ 15,635	$ 17,821	$ 17,635
Before Waivers					
Ratio Of Expenses To Average Net Assets	2.30% (a)	1.88% (a)	1.81% (a)	1.74%	1.78%
After Waivers					
Ratio Of Expenses To Average Net Assets	1.53% (b)	1.51% (b)	1.50% (b)	1.50%	1.50%
Ratio Of Net Investment Loss To Average Net Assets	(0.50)%	(0.77)%	(1.01)%	(0.89)%	(0.97)%
Portfolio Turnover	35.70%	26.88%	56.25%	45.96%	54.29%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

(a) Expenses before waivers (excluding shareholder servicing fees of 0.03%, 0.01% and less than 0.01%) was 2.27%, 1.87% and 1.80%, for the years ended July 31, 2023, 2022 and 2021, respectively.

(b) Expenses after waivers (excluding shareholder servicing fees of 0.03%, 0.01% and less than 0.01%) was 1.50%, 1.50%  and 1.50%, for the years ended July 31, 2023, 2022 and 2021, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report | 27

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2023

 Note 1. Organization

Ranger Funds Investment Trust (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The affairs of the Trust are managed by the Trust’s Board of Trustees (the “Board” or “Trustees”). The Trust was organized on June 21, 2011, as a Delaware Statutory Trust. The Trust currently offers shares of beneficial interest (“shares”) of two series: Ranger Small Cap Fund and Ranger Micro Cap Fund (each a “Fund” and collectively the “Funds”). Ranger Small Cap Fund (“Small Cap Fund”) is a diversified portfolio with an investment objective to seek long-term capital appreciation. Ranger Micro Cap Fund (“Micro Cap Fund”) is a diversified portfolio with an investment objective to seek long-term capital appreciation. Each Fund has Institutional Class Shares and Investor Class Shares; however, the Funds do not currently offer their Investor Class shares for sale. The Declaration of Trust permits the Board to create additional funds and share classes.

Ranger Investment Management, L.P. (“Ranger Investment”) serves as investment adviser to Small Cap Fund and Micro Cap Fund. Ranger Investment is referred to as the “Adviser.”

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies,” including Accounting Standards Updated 2013-08.

Trust expenses for the Funds are allocated based on their relative net assets within the Trust or allocated based on the number of Funds within the Trust.

Security Valuations: All investments in securities are recorded at their estimated fair value, as described in Note 4.

Federal Income Taxes: The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as “regulated investment companies” (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for

Annual Report | 28

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2023

unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019-2022) or expected to be taken in the Funds’ 2023 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended July 31, 2023, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. For financial reporting purposes the treatment of distributions made to shareholders during the year from net investment income, net realized capital, or return of capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment transactions and related investment income: The Funds record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The amounts may subsequently be reclassified upon receipt of information from the issuer.

Share Valuation: The net asset value per share of each class of shares for Small Cap Fund and Micro Cap Fund are calculated daily by dividing the total value of each Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of Small Cap Fund and Micro Cap Fund is equal to the net asset value per share.

Share Class Accounting: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each respective share class of the respective

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2023

Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Each class of shares has proportionate rights as to assets of the respective Funds, and the classes are identical except for ongoing distribution fees. Investor Class shares are subject to distribution fees, whereas Institutional Class shares are not. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be remote.

Note 3. Risks

Micro, Small and Medium Capitalization Risk: Micro, small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of micro, small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Micro Cap Fund: An investment in the Micro Cap Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Micro Cap Fund include, but are not limited to:

Micro Cap Company Risk; Equity Market Risk: Equity markets can be volatile and the prices of common stocks can fluctuate significantly. In addition, the Micro Cap Fund portfolio invests in micro capitalization companies, which may be subject to more abrupt or erratic market movements than those of larger, more established companies.

Liquidity Risk: Some micro cap securities may have few market-makers and low trading volume, which can increase transaction costs and may make it difficult or impossible for the Micro Cap Fund to dispose of a security position at all or at a price which represents current or fair market value.

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2023

A number of other risks are associated with an investment in the Micro Cap Fund, including: issuer specific risks, liquidity risks, and risks associated with the Adviser’s judgment. Greater detail on each of the above stated risks may be found in the Micro Cap Fund’s prospectus.

Small Cap Fund: An investment in the Small Cap Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Small Cap Fund include, but are not limited to:

Small Cap Company Risk: Equity Market Risk: Equity markets can be volatile and the prices of common stocks can fluctuate significantly. In addition, the Small Cap Fund portfolio invests in small capitalization companies, which may be subject to more abrupt or erratic market movements than those of larger, more established companies.

Liquidity Risk: Some small cap securities may have few market-makers and low trading volume, which can increase transaction costs and may make it difficult or impossible for the Small Cap Fund to dispose of a security position at all or at a price which represents current or fair market value.

A number of other risks are associated with an investment in the Small Cap Fund, including: issuer specific risks, liquidity risks, and risks associated with the Adviser’s judgment. Greater detail on each of the above stated risks may be found in the Small Cap Fund’s prospectus.

Note 4. Security Valuations

In computing net asset value, portfolio securities of the Funds are generally valued at their current market values determined on the basis of readily available market quotations, when available. If market quotations are not readily available, securities are valued at fair value as determined in good faith by the Adviser, in its capacity as the Board’s valuation designee, pursuant to Rule 2a-5 under the 1940 Act. As a general matter, fair value represents the amount that a Fund could reasonably expect to receive if such Fund’s investment in the security were sold at the time of valuation. The Adviser may utilize third parties to assist the Adviser in its capacity as valuation designee available at the time the valuation is made and that the Adviser believes to be reliable. The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2023

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements: A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs) - Equity securities are valued by using market quotations furnished by a pricing service when the valuation designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a Level 2 security. When market quotations are not readily available, when the valuation designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when illiquid securities are being valued, such securities are valued at fair value as determined by the valuation designee in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized as Level 3.

Money market funds are generally priced at the ending net asset value (“NAV”) provided by the service agent of the Funds. These securities will be classified as Level 1 of the value hierarchy.

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2023

The following table presents information about the Small Cap Fund’s investments measured at fair value as of July 31, 2023:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$30,637,905	$ -	$ -	$30,637,905
Short-Term Investment	1,085,344	-	-	1,085,344
Total	$31,723,249	$ -	$ -	$31,723,249

The following table presents information about the Micro Cap Fund’s investments measured at fair value as of July 31, 2023:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$6,684,997	$ -	$ -	$6,684,997
Short-Term Investment	327,064	-	-	327,064
Total	$7,012,061	$ -	$ -	$7,012,061

The Funds did not hold any Level 2 or Level 3 assets as of July 31, 2023. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. For more detail on the investments, please refer to the Schedules of Investments. The Funds also did not have transfers into or out of Level 1, Level 2 or Level 3 during the year ended July 31, 2023.

Note 5. Investment Advisory Fee and Other Transactions with Affiliates

Pursuant to the Management Agreement (“Management Agreement”) between the Adviser and the Trust, Ranger Investment is entitled to investment advisory fees, computed daily and payable monthly, of 1.00% per annum of the average daily net assets of Small Cap Fund and 1.25% per annum of the average daily net assets of Micro Cap Fund. For the year ended July 31, 2023, the Adviser earned $352,257 and $85,842, from the Small Cap Fund and Micro Cap Fund, respectively. For the year ended July 31, 2023, the Adviser waived $119,206 and $52,870 in fees from the Small Cap Fund and Micro Cap Fund, respectively. At July 31, 2023, the Adviser was owed $87,086 and $20,651 from the Small Cap Fund and Micro Cap Fund, respectively.

Ranger Investment has entered into an Expense Limitation Agreement with the Trust (the “Expense Limitation Agreement”), whereby the Adviser has agreed to reduce its fees and reimburse expenses so that the net annual operating expenses (exclusive of any Rule 12b-1 distribution or shareholder service fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) of Small Cap Fund and Micro Cap Fund will not exceed 1.10% and 1.50%, respectively, of average daily net assets until November 30, 2023. The Adviser may recoup any waived or reimbursed amount from each respective Fund pursuant to the Expense Limitation Agreement if such reimbursement does not cause the respective Fund to exceed existing expense limitations and the reimbursement is made within three years after the respective adviser incurred the expenses. As of July 31, 2023, Ranger Investment is entitled to recapture $313,246 in expenses pursuant to the Expense Limitation Agreement from the

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2023

Small Cap Fund and $157,134 in expenses pursuant to the Expense Limitation Agreement from the Micro Cap Fund.

Fiscal Year Ended	Recoverable Through	Small Cap Fund	Micro Cap Fund
July 31, 2021	July 31, 2024	$ 95,946	$ 51,302
July 31, 2022	July 31, 2025	$ 98,094	$ 52,962
July 31, 2023	July 31, 2026	$ 119,206	$ 52,870

Effective January 1, 2022, pursuant to the Management Services Agreement between Ranger Shared Services, LLC and the Trust, Ranger Shared Services, LLC is entitled to administrative fees, computed daily and payable monthly, of 0.10% per annum of the average daily net assets of Small Cap Fund and Micro Cap Fund. Effective January 1, 2023, the rate was changed to 0.05% per annum. Ranger Shared Services, LLC is also entitled to operation service fees of $5,000 annually per Fund. For the year ended July 31, 2023, Ranger Shared Services, LLC earned fees of $29,665 for the Small Cap Fund and $10,007 for the Micro Cap Fund.

Each Trustee who is not affiliated with the Trust and/or the Adviser will receive an annual fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings. The “interested person” who serves as Trustee of the Trust receives no compensation for his services as a Trustee. None of the executive officers receive compensation from the Trust.

Note 6. Agreements

Transfer Agent Agreement and Accounting Services Agreement: Mutual Shareholder Services, LLC (“MSS”) serves as Transfer Agent to each Fund, pursuant to a Transfer Agent Agreement with the Trust. Under the Transfer Agent Agreement, MSS provides all of the customary services of a transfer agent and dividend disbursing agent.

In addition, MSS provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. As such, MSS provides all necessary administration, bookkeeping and pricing services to each Fund.

12b-1 Plan and Distribution Agreement: The Trust, on behalf of the Funds, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits Investor Class shares of each Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by each Fund’s Investor Class is 0.25% of its respective average daily net assets. Institutional Class shares of the Funds are not subject to a 12b-1 fee and do not have a Rule 12b-1 plan. Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.

Arbor Court Capital, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a distribution agreement with the Trust (the "Distribution Agreement"). The Trust and the Adviser are not affiliated with the Distributor.

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2023

Shareholder Servicing Fees:  In March 2021, The Board, on behalf of the Funds, has approved that each Fund could annually pay up to 0.15% of the Fund assets for shareholder servicing expenses.

Note 7. Capital Share Transactions

At July 31, 2023, there were unlimited shares authorized at no par value for the Trust (which includes the Small Cap Fund and Micro Cap Fund). The following table summarizes transactions in capital for each respective period or year:

Small Cap Fund – Institutional Class	Year Ended July 31, 2023		Year Ended July 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	758,168	$12,098,414	212,009	$4,439,754
Shares Reinvested	59,013	872,215	117,385	2,661,114
Shares Redeemed	(969,210)	(16,221,215)	(140,075)	(2,816,835)
Net Increase (Decrease)	(152,029)	$(3,250,586)	189,319	$4,284,033

Micro Cap Fund – Institutional Class	Year Ended July 31, 2023		Year Ended July 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	82,719	$ 693,207	85,411	$ 1,127,702
Shares Reinvested	337,650	1,968,499	579,139	6,845,419
Shares Redeemed	(907,276)	(8,242,034)	(40,197)	(635,360)
Net Increase (Decrease)	(486,907)	$(5,580,328)	624,353	$ 7,337,761

The Small Cap Fund and Micro Cap Fund have not issued Investor Class shares.

Note 8. Investments

Small Cap Fund

For the year ended July 31, 2023, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $20,082,371 and $24,023,836, respectively.

Micro Cap Fund

For the year ended July 31, 2023, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $2,386,585 and $9,907,204, respectively.

Note 9. Federal Income Taxes

Small Cap Fund

During the year ended July 31, 2023, a long-term capital gain distribution of $0.566958 per share was paid on December 28, 2022, for shareholders on record as of December 27, 2022, for a total distribution of $1,202,235.

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2023

The tax character of distributions paid during the year ended July 31, 2023, was as follows:

       Capital Gain

$ 1,202,235

During the year ended July 31, 2022, a long-term capital gain distribution of $1.431803 per share and a short-term capital gain distribution of $0.845345 were paid on December 28, 2021, for shareholders on record as of December 27, 2021, for a total distribution of $3,997,600.

The tax character of distributions paid during the year ended July 31, 2022, was as follows:

       Ordinary Income

$ 1,484,028

       Capital Gain

$ 2,513,572

As of July 31, 2023, for federal tax purposes the total investment aggregate cost is $29,802,287, the gross unrealized appreciation is $4,804,143 and the gross unrealized depreciation is $2,883,181 resulting in net unrealized appreciation of $1,920,962. The difference between book basis and tax basis unrealized appreciation/ (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales. As of July 31, 2023, for tax purposes the Small Cap Fund’s accumulated undistributed capital gains is $1,946,690. Additionally, the Small Cap Fund has elected to defer late year ordinary losses of $104,601. These losses are deemed to arise on the first day of the following fiscal year. Small Cap Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. In addition, Small Cap Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Accordingly, during the year ended July 31, 2023, amounts have been reclassified to reflect an increase in paid in capital of $276,475, and a corresponding decrease in distributable earnings of $276,475, which primarily resulted from equalization and net operating losses. The total distributable earnings for the Small Cap Fund are $3,763,052.

Micro Cap Fund

During the year ended July 31, 2023, a long-term capital gain distribution of $2.874062 per share was paid on December 28, 2022, for shareholders on record as of December 27, 2022, for a total distribution of $1,968,499.

The tax character of distributions paid during the year ended July 31, 2023, was as follows:

       Capital Gain

$ 1,968,499

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2023

During the year ended July 31, 2022, a long-term capital gain distribution of $2.567590 per share and a short-term capital gain distribution of $5.882578 were paid on December 28, 2021, for shareholders on record as of December 27, 2021, for a total distribution of $6,845,419.

The tax character of distributions paid during the year ended July 31, 2022, was as follows:

       Ordinary Income

$ 4,765,433

       Capital Gain

$ 2,079,986

As of July 31, 2023, for federal tax purposes the total investment aggregate cost is $6,477,820, the gross unrealized appreciation is $1,525,225 and the gross unrealized depreciation is $990,983 resulting in net unrealized appreciation of $534,242. The difference between book basis and tax basis unrealized appreciation/ (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales. As of July 31, 2023, for tax purposes the Micro Cap Fund’s accumulated undistributed capital gains is $0 and its other temporary losses is $2,890. Additionally, the Micro Cap Fund has elected to defer late year ordinary losses of $25,539. These losses are deemed to arise on the first day of the following fiscal year. Micro Cap Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. In addition, Micro Cap Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Accordingly, during the year ended July 31, 2023, amounts have been reclassified to reflect an increase in paid in capital of $428,947, and a corresponding decrease in distributable earnings of $428,947, which primarily resulted from equalization and net operating losses. The total distributable earnings for the Micro Cap Fund are $506,107.

Note 10. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 As of July 31, 2023, Charles Schwab & Co., Inc. held in omnibus accounts for the benefits of others, approximately 45.98% of the voting securities of the Small Cap Fund and may be deemed to control the Small Cap Fund. As of July 31, 2023, R. E. Smith Sub S Trust held approximately 34.42% of the voting securities of the Small Cap Fund and may be deemed to control the Small Cap Fund. However, the above ownership does not constitute control with respect to the Securities and Exchange Commission’s (“SEC's”) auditor independence rules as they are not beneficial owners with significant influence over the Funds.

Note 11. Market Risk

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RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2023

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has noted no such events required adjustment or disclosure.

Annual Report | 38

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ranger Funds Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ranger Funds Investment Trust comprising Ranger Small Cap Fund and Ranger Micro Cap Fund (the “Funds”) as of July 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of their operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended July 31, 2021, and prior, were audited by other auditors whose report dated September 29, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2021

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

September 27, 2023

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RANGER FUNDS INVESTMENT TRUST

EXPENSE ILLUSTRATION

JULY 31, 2023 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur ongoing costs, which typically consist of management fees, service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, February 1, 2023 through July 31, 2023 for Ranger Small Cap Fund and Ranger Micro Cap Fund.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Ranger Small Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2023	July 31, 2023	February 1, 2023 to July 31, 2023

Actual	$1,000.00	$1,091.07	$5.96
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.09	$5.76

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

a. Annualized expense ratio excluding shareholder servicing fees of 0.05% was 1.10%.

Ranger Micro Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2023	July 31, 2023	February 1, 2023 to July 31, 2023

Actual	$1,000.00	$1,122.91	$8.05
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.21	$7.65

* Expenses are equal to the Fund's annualized expense ratio of 1.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

a. Annualized expense ratio excluding shareholder servicing fees of 0.03% was 1.50%.

Annual Report | 40

RANGER FUNDS INVESTMENT TRUST

TRUSTEES & OFFICERS

JULY 31, 2023 (UNAUDITED)

Information about Trustees and Officers who are “interested persons” of the Trust as defined under the 1940 Act, and each officer of the Trust, including their principal occupations during the past five years, is as follows:

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex *** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Jason Christopher Elliott Year of Birth: 1970	Trustee, Chairman (since September 2011)	Manager, Ranger Capital Group, L.L.C. (2005-2022).	2	None
Kenneth Scott Canon Year of Birth: 1962	President (since 2011)	President, Ranger Capital Group Holdings, L.P. (since 2001)	N/A	N/A
Wesley McDowell Year of Birth: 1985	Chief Compliance Officer and Secretary (since September 2021)

General Counsel, Ranger Capital Group Holdings, L.P. (8/2021-present); CCO, Ranger Capital Group Holdings, L.P. (1/2021-present); Associate Attorney, Ranger Capital Group Holdings, L.P. (4/2017-8/2021)

			N/A	N/A
Joseph W. Thompson Year of Birth: 1959	Treasurer/Chief Financial Officer (2011-2021 and August 2023 - Present)	COO/CFO, Ranger Capital Group Holdings, L.P. (2002 – 8/2021)	N/A	N/A

1 Unless otherwise noted, the address of each Trustee and Officer is c/o Ranger Shared Services, LLC 1845 Woodall Rodgers, Suite 1000, Dallas, Texas 75201.

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** The term “Fund Complex” refers to Ranger Funds Investment Trust.

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Curtis A. Hite Year of Birth: 1969	Independent Trustee (since September 2011)	CEO, Improving Holdco, Inc. (since July 2018) and CEO, Improving Holdings LLC (2007- July 2018), a technology consulting company	2	None
Larrie A. Weil Year of Birth: 1944	Independent Trustee, (since November 2020)	Principal, Weil Capital Advisors (since 2011)	2	None

* The address for each Trustee is c/o Ranger, 1845 Woodall Rodgers, Suite 1000, Dallas, Texas 75201.

** The term of office for each Trustee and Officer listed above will continue indefinitely.

** *The term “Fund Complex” refers to Ranger Funds Investment Trust.

Annual Report | 41

RANGER FUNDS INVESTMENT TRUST

ADDITIONAL INFORMATION

JULY 31, 2023 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (866) 458-4744 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Form N-PORT’s are available on the SEC’s website at http://sec.gov.  You may also obtain copies by calling the Funds at 1-866-458-4744.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-866-458-4744.

 Liquidity Program

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended July 31, 2023, the Trust's Liquidity Program Administrator ("LPA") and the Board reviewed the Funds’ investments and they determined that, generally, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements.  Accordingly, the Board and the LPA concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Annual Report | 42

Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 342 N. Water St., Suite 830, Milwaukee, WI 53202	Legal Counsel	Thompson Hine LLP 41 South High Street Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank National Association 425 Walnut St., 6th Floor Cincinnati, OH 45202	Transfer Agent	Mutual Shareholder Services LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147
Distributor	Arbor Court Capital, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147	Investment Adviser	Ranger Investment Management L.P. 8115 Preston Road, Suite 590 Dallas, TX 75225

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2023

$ 30,000

FY 2022

$ 28,000

(b)

Audit-Related Fees

Registrant

FY 2023

$ 0

FY 2022

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2023

$ 9,000

FY 2022

$ 7,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2023

$ 0

FY 2022

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2023

$ 9,000

FY 2022

$ 7,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

Not applicable.

(j)

Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6. Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics.  Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ranger Funds Investment Trust

By  /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 2, 2023

By  /s/ Pete Carlsen

     Pete Carlsen

     Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 2, 2023